Subsequent Event	6 Months Ended
Jun. 30, 2014
Subsequent Event [Abstract]
Subsequent Event
Note 5 - Subsequent Event

A.
On August 4, 2014, the Board of Directors declared a cash dividend in the amount of $0.02 per ordinary share, and in the aggregate amount of approximately $338  thousand. The dividend will be payable on  September 3, 2014 to all of the Company's shareholders of record at the end of the trading day on the NASDAQ on August 18, 2014.